UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2004

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15131	33-0199426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)	92649 (Zip Code)

Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     The purpose of this Current Report on Form 8-K is to furnish the press release issued by Quiksilver, Inc. on September 9, 2004 announcing its financial results for the quarter ended July 31, 2004. The press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

               The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description
99.1	Press Release dated September 9, 2004, issued by Quiksilver, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2004	Quiksilver, Inc. (Registrant)
	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated September 9, 2004, issued by Quiksilver, Inc.